UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant To Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of earliest event reported: October 1, 2019

CANTEL MEDICAL CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31337	22-1760285
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Clove Road, Little Falls, New Jersey	07424	(973) 890-7220
(Address of Principal Executive Offices)	(Zip code)	(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock	CMD	New York Stock Exchange
(Title of each class)	(Trading Symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously reported on its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 2, 2019 (the “Original Report”), Cantel Medical Corp. (the “Company”), completed its previously announced acquisition of Hu-Friedy Mfg. Co., LLC (“Hu-Friedy”) from Dental Holding, LLC (“Dental Holding”), pursuant to that certain Purchase and Sale Agreement, dated as of July 29, 2019, by and among the Company, Hu-Friedy, Dental Holding, and, for limited purposes set forth therein, Ken Serota and Ron Saslow (the “Hu-Friedy Acquisition”). For a description of the Hu-Friedy Acquisition and the related agreements, see the Company’s Current Report on Form 8-K filed with the SEC on July 30, 2019. This Current Report on Form 8-K/A is being filed by the Company solely for the purpose of amending and supplementing the Original Report to provide the financial statements and pro forma financial information relating to the Hu-Friedy Acquisition required by Items 9.01(a) and (b) of Form 8-K, respectively.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Business to be Acquired.

•	The audited financial statements of Dental Holding as of and for the years ended December 31, 2018 and December 31, 2017, the notes related thereto and the report of RSM US LLP, independent registered public accounting firm, dated March 8, 2019 are filed as Exhibit 99.1 hereto.

•	The audited financial statements of Dental Holding as of and for the years ended December 31, 2017 and December 31, 2016, the notes related thereto and the report of RSM US LLP, independent registered public accounting firm, dated March 5, 2018 are filed as Exhibit 99.1 hereto.

•	The interim unaudited financial statements of Dental Holding as of June 30, 2019, and for the six months ended June 30, 2019 and 2018 and the notes related thereto, are filed as Exhibit 99.2 hereto.

(b) Pro forma financial information.

•	Unaudited pro forma condensed combined statement of income of the Company for the year ended July 31, 2019, and the notes related thereto, are filed as Exhibit 99.3 hereto.

(d) Exhibits.

Exhibit No.	Description of Exhibit

23.1	Consent of RSM US LLP, Independent Registered Public Accounting Firm

99.1	Audited financial statements of Dental Holding as of and for the years ended December 31, 2018 and December 31, 2017, the notes related thereto and the report of RSM US LLP, independent registered public accounting firm, dated March 8, 2019.

Audited financial statements of Dental Holding as of and for the years ended December 31, 2017 and December 31, 2016, the notes related thereto and the report of RSM US LLP, independent registered public accounting firm, dated March 5, 2018.

99.2	Unaudited financial statements of Dental Holding as of June 30, 2019 and for the six months ended June 30, 2019 and 2018, and the notes related thereto.

99.3	Unaudited pro forma condensed combined statement of income of the Company for the year ended July 31, 2019, and the notes related thereto.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANTEL MEDICAL CORP.
(Registrant)

Date: December 16, 2019	By:	/s/ Brian R. Capone
Brian R. Capone
Senior Vice President, Corporate Controller and Chief Accounting Officer

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